Exhibit 10.39
Execution Version

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into as of February 21, 2020, by and between Bellicum Pharmaceuticals, Inc., a Delaware corporation (“Seller”), and The University of Texas M.D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“Buyer”). Seller and Buyer are sometimes individually referred to herein as a “Party” and collectively referred to herein as the “Parties.”
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement, dated as of January 17, 2020 (the “APA”);
WHEREAS, Seller and Buyer desire to enter into this Amendment to extend the End Date from February 21, 2020 to March 13, 2020;
WHEREAS, pursuant to Section 9.09 of the APA, the APA can only be amended, modified or supplemented by an agreement in writing signed by Buyer and Seller; and
WHEREAS, the Parties now desire to amend the APA as described below.
NOW, THEREFORE, in consideration of the foregoing, and other for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
AGREEMENT
1.Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the APA.

2.Amendment of Section 3.01. Section 3.01 of the APA is hereby deleted and restated in its entirety to read as follows:

Section 3.01    Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place on the third Business Day after the date on which all of the conditions set forth in Section 3.02 and Section 3.03 have been satisfied or waived in writing (other than those conditions that by their terms are to be satisfied or waived at the Closing), or such other date as may be agreed upon in writing by Buyer and Seller (the “Closing Date”); provided, however, that the parties shall use commercially reasonable efforts to have the Closing occur prior to or on March 13, 2020.
3.Amendment of Section 8.0l(a). Section 8.0l (a) of the APA is hereby deleted and restated in its entirety to read as follows:

(a)By Seller if Closing has not occurred by March 13, 2020;

4.Amendment of Section 8.01(d). Section 8.01(d) of the APA is hereby deleted and restated in its entirety to read as follows:

(d)    by either Buyer or Seller by providing written notice to the other at any time on or before March 13, 2020 (the “End Date”) if the Closing shall not have occurred by reason of the impossibility of satisfying any condition set forth in Section 3.02, in the case of Buyer, or Section 3.03 in the case of Seller, (unless the impossibility of satisfying any such condition is the result of one or more breaches or violations of, or inaccuracy in, any covenant, agreement, representation or warranty set forth in this Agreement by the terminating party);
5.Ratification. Except as expressly amended by this Amendment, the APA is hereby ratified and confirmed in all respects.

6.Governing Law. The Amendment shall be governed by and construed under and in accordance with the laws of the State of Texas without reference to its conflicts of law provisions, and all obligations of the Parties created under the Amendment are performable in Harris County, Texas. Subject to Sections 9.12 and 9.13 of the APA, any legal suit, action or proceeding arising out of or based upon this Amendment, may be instituted in the federal courts of the United States of America or the courts of the State of Texas in each case located in the City of Houston and Harris County, and each Party irrevocably submits, to the maximum extent permitted by law, to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

7.Counterparts; Headings. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Amendment also may be evidenced by e-mail delivery of a “.pdf” format data file, and such “.pdf” signature page will be deemed to be an original signature. The headings contained in this Amendment are for purposes of convenience only and shall not affect the meaning or interpretation of this Amendment.
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
SELLER:
BELLICUM PHARMACEUTICALS, INC.
By: /s/ Rick Fair
Name: Rick Fair
Title: CEO & President
BUYER:
THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER
By: /s/ Peter W.T. Pisters, M.D.
Name: Peter W.T. Pisters, M.D.
Title: President
READ AND APPROVED:
By: /s/ Jason B. Bock, Ph.D.
Name: Jason B. Bock, Ph.D.
Its: VP and Head, Biologics Product Development
Reviewed and Approved by
UTMDACC Legal Services for
UTMDACC Signature:

/s/Kenny Freed 2/25/20

[Signature Page to First Amendment to Asset Purchase Agreement]